Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments And Contingencies [Abstract]
Commitments and Contingencies	Commitments and Contingencies
The Group is a party to certain licensing agreements where the Group is licensing IP from third parties. In consideration for such licenses, the Group has made upfront payments and may be required to make additional contingent payments based on developmental and sales milestones and/or royalty on future sales. As of December 31, 2023, certain milestone events have not yet occurred, and therefore, the Group does not have a present obligation to make the related payments in respect of the licenses. Such milestones are dependent on events that are outside of the control of the Group, and many of these milestone events are remote of occurring. As of December 31, 2023 and December 31, 2022, payments in respect of developmental milestones that are dependent on events that are outside the control of the Group but are reasonably possible to occur amounted to approximately $7,371 and $8,666, respectively. These milestone amounts represent an aggregate of multiple milestone payments depending on different milestone events in multiple agreements. The probability that all such milestone events will occur in the aggregate is remote. Payments made to license IP represent the acquisition cost of intangible assets.
The Group was a party to certain sponsored research arrangements and is a party to arrangements with contract manufacturing and contract research organizations, whereby the counterparty provides the Group with research and/or manufacturing services. As of December 31, 2023 and 2022, the noncancellable commitments in respect of such contracts amounted to approximately $16,422 and $11,288, respectively.
In March 2024, a complaint was filed in Massachusetts District Court against the Group alleging breach of contract with respect to certain payments alleged to be owed to a previous employee of a Group subsidiary based on purported terms of a contract between such individual and the Group. The Group intends to defend itself vigorously though the ultimate outcome of this matter and the timing for resolution remains uncertain. No determination has been made that a loss, if any, arising from this matter is probable or that the amount of any such loss, or range of loss, is reasonably estimable.
The Group is involved from time-to-time in various legal proceedings arising in the normal course of business. Although the outcomes of these legal proceedings are inherently difficult to predict, the Group does not expect the resolution of such legal proceedings to have a material adverse effect on its financial position or results of operations. The Group did not book any provisions and did not identify any contingent liabilities requiring disclosure for any legal proceedings other than already included above for the years ended December 31, 2023 and 2022.